Investor Presentation Mark E. Watson III, CEO March 5, 2012 Exhibit 99.1

Forward-Looking Statements
2.
This presentation contains “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of the expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, development of claims and the effect on loss reserves, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the
Company's products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices,  developments relating to existing agreements, heightened competition, changes in pricing  environments, and changes in asset valuations. The Company undertakes no obligation to publicly update any forward-looking statements as a result of events or developments subsequent to the presentation.

3.
Argo Group – Niche Specialist With Global Platform
• Underwriter of specialty P&C insurance and reinsurance worldwide through four distinct business segments
• Global footprint with operations strategically located in the major insurance centers – U.S., Bermuda, London, Brazil, Dubai and Continental Europe
• A leader in the U.S. Excess & Surplus lines market
• Among the largest Syndicates at Lloyds by stamp capacity
• One of only a few international insurance groups authorized to operate locally
• Broad and deep relationships with retailers, wholesalers and Lloyds brokers
• Focused on underwriting excellence and well positioned for growth
• Conservatively capitalized by any measure
• Financial strength is excellent as indicated by A.M. Best rating of ‘A’

Evolution to a Global & Diversified Specialty U/W
$1,544
$23.03
400
800
1,200
1,600
2,000
2001
• Acquired Colony
and Rockwood
• Founded Trident
2005
• Sold Risk
Management
business
2007
• Rebranded Argo Group
• Completed merger
with PXRE
• Formed Argo Re
2008
• Acquired Lloyds
Syndicate 1200
2011
• Established  local
presence in Europe,
Brazil & Dubai (part
of Int’l Specialty)
$1,530
$1,987
$1,605
$1,180
$1,153
$1,056
$903
$788
$622
$272
$186
13%
28%
28%
4.
1 Excludes GWP recorded in runoff and corporate & other.
International Specialty
Syndicate 1200
Commercial Specialty
Trident (rolled into Com. Specialty in 2007)
Risk Management (sold in 2005)
Excess & Surplus Lines
31%
$23.39 $27.22 $30.36 $33.50 $39.08 $45.15 $44.18 $52.36 $58.41 $56.21
Total Capital (Millions) $328 $567 $717 $860 $992 $1,754 $1,782 $1,996 $2,003 $1,856
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
BVPS

UNITED
STATES
BRAZIL
EUROPE
MENA
Dubai
Rio de Janeiro
Sao Paulo
Bermuda
Barcelona
Brussels
London
Malta
Paris
Zurich
Key offices:
Atlanta
Boston
Chicago
Denver
Houston
Los Angeles
New York
Portland
Richmond
Rockwood
San Antonio
Scottsdale
Argo Group Global Footprint
5.

Maximize shareholder value through growth in book value per share
Our Strategy
• Become a recognized worldwide leader of custom insurance and reinsurance solutions for our clients
• Create a competitive advantage through superior customer service, product innovation and underwriting knowledge
• Achieve profitable growth organically and/or through opportunistic acquisitions throughout the cycle
• Manage capital and risk appropriately / maintain strong ratings
• Hire top tier talent to support our strategy
6.

Maximizing Shareholder Value – BVPS Growth
* Book value per common share - outstanding, includes the impact of the Series A Mandatory Convertible Preferred Stock on an as if
converted basis.  Preferred stock had fully converted into common shares as of Dec. 31, 2007.
1 Price / book calculated at 52-week high and most recent book value per share. Stock price and book value adjusted for PXRE merger for 2006 and prior years.
$45.15
$44.18
$52.36
$58.41
$56.21
$39.08
2008 2009 2010 2011 2006 2007 2005 2004 2003 2002
$23.39
$27.22
$30.36
$33.50
1.1x
1.1x
1.2x
1.6x
1.7x
1.2x
0.9x
0.8x
0.7x 0.7x
= Price/Book
1
7.
0
10
20
30
40
50

GWP ($M)
1.3%
GWP ($M)
4.2%
GWP ($M)
18.7%
GWP ($M)
70.5%

8.
4Q GWP Trending Favorably Across All Segments
Reflects impact of strategic initiatives taken, rate increases and improved retention
$119.0
$120.5
$20.9
$24.8
$89.9
$93.7
$60.3
$102.8
8.
$115
$117
$119
$121
$123
$125
4Q10 4Q11
Excess & Surplus Lines
$18
$20
$22
$24
$26
$28
$30
International Specialty
$87
$89
$91
$93
$95
$97
4Q10 4Q11
Commercial Specialty
4Q10 4Q11
$40
$60
$80
$100
$120
4Q10 4Q11
Syndicate 1200
Consolidated GWP up 18.3% in 4Q11 vs. 4Q10

PTOI* ($millions)
*Excludes interest expense
Combined Ratio

Commercial Specialty
Pre-Tax Operating Income and Combined Ratio
About Us
• Designs customized commercial insurance
programs for grocers, fabricare, restaurants
and other specialty retail clients
• 2
nd
largest provider of commercial insurance
to small and midsize U.S. public entities
• 2
nd
largest provider of commercial insurance
to the coal mining industry
• Distributes products directly through
wholesalers and independent agents
GWP by Business Unit
Argo Insurance U.S. Retail 25%
Restaurants 5%
Grocery 12%
Fabricare 5%
Other Industries 3%
Rockwood 18%
Other 15%
Public Entity 30%
Commercial 4%
Programs...…
Argo Surety 7%
Involuntary AIC/AGC 1%
Alteris 45%
$10.8
$12.7
$19.3
$38.0
$50.4
$1.8
100.0% 98.5% 97.2% 92.5% 89.4% 88.7% 96.5% 96.5% 99.0% 108.2%
$61.3
$43.0 $45.8
$33.1
9.
2008 2009 2010 2011 2006 2007 2005 2004 2003 2002
(40.0)
(20.0)
-
20.0
40.0
60.0
80.0
110%
100%
90%
80%
FEE CATS PYD NII AY U/W Results

PTOI* ($millions)
*Excludes interest expense
Combined Ratio

Pre-Tax Operating Income and Combined Ratio
About Us
• A leader in the U.S. Excess & Surplus
lines market
• Strong relationships with national,
local and regional wholesale brokers
• Target market is non-standard
(hard-to-place) risks
• U/W expertise is a competitive advantage
GWP by Business Unit
Casualty 32%
Transportation 18%
Environmental 3%
Allied Medical 5%
Professional 7%
Property 8%
Contract 24%
E&O 3%
$18.5
$41.1 $36.9
$57.7
$101.4
$112.7 $98.3
$64.7 $69.1
$72.9
94.7% 91.1% 94.8% 92.6% 88.9% 89.3% 93.3% 99.6% 97.8% 95.7%
Excess & Surplus Lines Segment
10.
2008 2009 2010 2011 2006 2007 2005 2004 2003 2002
110%
100%
90%
80%
(40.0)
(20.0)
-
20.0
40.0
60.0
80.0
100.0
120.0
CATS PYD NII AY U/W Results

PTOI* ($millions)
*Excludes interest expense
Combined Ratio

GWP ($millions)

Syndicate 1200
Pre-Tax Operating Income and Combined Ratio
About Us
• Established multi-class platform at
Lloyds of London
• Primary classes of business include:
• Property (Facultative, Binders)
• Specialty (Energy, Yachts & Hull)
• Liability (Professional Indemnity, GL)
• Aerospace (Aviation, Space)
• Lloyd’s market ratings:
• ‘A’ (Excellent) by A.M. Best
• ‘A+’ (Strong) by S&P
GWP by Line of Business
Property 57%
Liability 28%
$30.0
($63.0)
Specialty 12%
Aerospace 2%
140%
90%
60%
130%
Run Off <1%
Prof. Indemnity 14%
Med. Malpractice <1%
Legal Expenses <1%
General Liability 11%
Financial Instit. <1%
Directors & Officers 2%
Int’l Property Treaty 5%
Mortgage Impairment 1%
NA & Int’l Binders 13%
Personal Accident 12%
Property FAC  23%
Real Estate Owned 2%
Transport 2%
Gross Written Premium
112.3% 95.8% 115.3% 131.4%
$282.9
$706.0
$389.9
$438.5
11.
120%
110%
100%
80%
70%
($28.1)
($5.2)
2011 2010 2009 2008 2011 2010 2009 2008
(100.0)
(80.0)
(60.0)
(40.0)
(20.0)
-
20.0
40.0
60.0
FEE CATS PYD NII AY U/W
0
100
200
300
400
500
600
700
800

PTOI* ($millions)
*Excludes interest expense
Combined Ratio

GWP ($millions)

International Specialty
About Us
• Underwrites property CAT, short tail per
risk and proportional treaty reinsurance
worldwide, excess casualty & professional
liability underwritten out of Bermuda.
• Building diversity through international
expansion:
• Established regional office in Dubai
• Established operations in Brazil
• Established operations in Euro zone
• Distributes through brokers
GWP by Line of Business
Property CAT 55%
Casualty 7%
Professional 3%
Other Assumed 2%
Property XOL 17%
Gross Written Premium
$11.1
$34.3
$126.4
$162.9
$188.9
$200.8
Pre-Tax Operating Income* and Combined Ratio
$0.8
$8.1
$23.6
$50.3
$35.6
200%
160%
80%
0%
120%
40%
($68.4)
77.9% 52.3% 72.8% 178.5% 86.1% 82.1%
12.
2011 2010 2009 2008 2007 2006
2007 2006 2008 2009 2010 2011
(140.0)
(120.0)
(100.0)
(80.0)
(60.0)
(40.0)
(20.0)
-
20.0
40.0
60.0
80.0
CATS PYD NII AY U/W Results
0
50
100

CATS & Other
Losses
2
PY Reserve Activity
(Favorable) / Unfavorable
3
Combined Ratio
Excl. CATS & PYD
Excess & Surplus Lines 95.7% 1.9% -8.3% 102.1%
Commercial Specialty 108.2% 7.1% 2.7% 98.4%
International Specialty 178.5% 123.9% -4.8% 59.4%
Syndicate 1200 131.4% 24.5% 4.0% 102.9%
Consolidated Group 119.9% 20.2% -1.1% 100.8%
Pre-tax Operating
Income
1
CATS & Other
Losses
2
PY Reserve Activity
(Favorable) / Unfavorable
3
Adjusted Pre-tax
Op. Inc.
Excess & Surplus Lines $     64.6 $     (7.8) $ (33.8) $ 38.6
Commercial Specialty (3.2) (23.6) 8.4 28.8
International Specialty (71.8) (121.2) (4.6) 44.8
Syndicate 1200 (66.2) (64.5) 10.4 8.7
Run-off & Other (32.0) 0.0 7.9 (24.1)
Consolidated Group $ (108.6) $ (217.1) $ (11.7) $ 96.8
1 Pre-tax operating income (loss) is defined as pre-tax income (loss) excluding any foreign currency exchange gains or losses, impairments of intangible assets and realized investment gains or losses.
2 Catastrophe and other losses are net of reinstatement premium and include losses related to aggregate reinsurance covers.
3 Prior year reserve development (PYD) are net of premiums and losses.
Operating Results – FYE 2011
2011 Was a Year of Significant Catastrophe Activity
13.

Strategic Actions Taken in 2010 & 2011
• Significantly reduced Argo’s worldwide (non-U.S.) property exposure both at Syndicate 1200 and International Specialty
• Maximum exposure to any single CAT program was reduced
from $65 million of potential loss to $35 million
• Prohibited writing business below a 2% rate on line,
regardless of exposure parameters
• Curtailed multi-territory contracts
14.

Reported Combined Ratio
Impact of Strategic
Actions
2
Proforma Results
Excess & Surplus Lines
95.7% 0.0% 95.7%
Commercial Specialty 108.2% 0.0% 108.2%
International Specialty
178.5% 34.4% 144.1%
Syndicates 1200 131.4% 9.3% 122.1%
Consolidated Group
119.9% 5.5% 114.4%
Pre-tax Operating Income
1
Impact of Strategic
Actions
2
Proforma Results
Excess & Surplus Lines $     64.6 $  0.0   $   64.6
Commercial Specialty (3.2) 0.0   (3.2)
International Specialty (71.8) 35.0 (36.8)
Syndicates 1200 (66.2) 24.0 (42.2)
Run-off & Other (32.0) 0.0   (32.0)
Consolidated Group $ (108.6) $ 59.0 $ (49.6)
1 Pre-tax operating income (loss) is defined as pre-tax income (loss) excluding any foreign currency exchange gains or losses, impairments of intangible assets and realized investment gains or losses.
2 Estimated benefits to pre-tax earnings of strategic actions taken in 2010 & 2011 not reflected in 2011 results.
Proforma Operating Results – FYE 2011
Adjusted for Impact of Strategic Actions Taken in 2010 & 2011
15.

ROE (Major Drivers)
Higher U/W margins required to offset low investment yields
ROE Sensitivity Table
1.0% 3.7% 5.9% 8.0% 10.2% 12.4%
0.0% 4.4% 6.6% 8.8% 10.9% 13.1%
-1.0% 5.1% 7.3% 9.5% 11.7% 13.8%
-2.0% 5.9% 8.1% 10.2% 12.4% 14.6%
-3.0% 6.6% 8.8% 11.0% 13.1% 15.3%
-4.0% 7.3% 9.5% 11.7% 13.9% 16.0%
-5.0% 8.1% 10.3% 12.4% 14.6% 16.8%
-6.0% 8.8% 11.0% 13.2% 15.3% 17.5%
-7.0% 9.5% 11.7% 13.9% 16.1% 18.2%
-8.0% 10.3% 12.4% 14.6% 16.8% 19.0%
-1.0% 0.0% 1.0% 2.0% 3.0%
Change in Investment Yield
16.

Argo Group - Recap of Major Highlights
Argo is an established carrier in the international specialty insurance and reinsurance markets
• U.S. and international platforms well-positioned to take advantage of a hardening market
• International platform supports diversification and future growth strategy
• Recent strategic initiatives are beginning to yield positive results
• Underwriting focus and talent are key competitive advantages
Management is committed to maximizing shareholder value
• Achieved double digit book value per share growth since 2002
• Quality of capital and balance sheet is excellent
• Will continue to repatriate capital as appropriate
17.

Argo Group - A Compelling Valuation
Current stock price doesn’t reflect strength of balance sheet or underwriting platform
• AGII’s stock price trading at approximately half of book value
Balance sheet characteristics:
• Adequately reserved
• Excellent asset quality
• Average rating of fixed maturity portfolio is ‘AA-’
• Exposure to questionable sovereigns is immaterial
• Average rating of reinsurance recoverable balances is ‘A’
• Intangibles and goodwill less than 4% of total assets
• Use of financial leverage is modest at 20.3% (12/31/11)
18.
Management is an active buyer of the stock

19.